Provisions	12 Months Ended
Dec. 31, 2018
Provisions [abstract]
Provisions
19	Provisions

	2018	2017	2016
	£'000	£’000	£’000

Opening provision at 1 January	-	-	-
Provision recognised in the year	165	-	-
At 31 December	165	-	-

The provision relates to the ‘making good’ clause on the Abingdon office which was vacated in December 2018. The office has been sub-let for the remaining period of the lease, which is due to terminate in February 2020.